Execution Version LIMITED CONSENT AND WAIVER TO LOAN GUARANTEE AGREEMENT This LIMITED CONSENT TO LOAN GUARANTEE AGREEMENT, dated April 1, 2026 (this "Limited Consent"), is made by and between the UNITED STATES DEPARTMENT OF ENERGY, an agency of the United States of America ("DOE") and EOS ENERGY ENTERPRISES, INC., a corporation organized and existing under the laws of the State of Delaware (the "Borrower" and together with DOE, each a "Party" and collectively the "Parties"). RECITALS WHEREAS, the Borrower and DOE entered into that certain Loan Guarantee Agreement, dated as of November 26, 2024 (as amended, restated, supplemented or otherwise modified from time to time, including by that certain Amendment to Loan Guarantee Agreement dated as of March 25, 2025 and that certain Second Amendment to Loan Guarantee Agreement dated February 13, 2026 (collectively, the "Loan Agreement"); WHEREAS, under the that certain Limited Consent to Loan Guarantee Agreement dated as of October 16, 2025 (the "Thorn Hill Lease Limited Consent"), DOE consented, subject to satisfaction or waiver of the terms and conditions set forth therein, to the Borrower’s entry into the lease agreement described in Annex A thereto (the "Thorn Hill Lease"); provided that the Borrower must not move any of the Lines or any Property related to such Lines to the Real Property described in the Thorn Hill Lease (the "Thorn Hill Project Site") without DOE’s prior written consent, which consent is subject to the fulfillment of certain conditions to the satisfaction of DOE as further described therein and herein; WHEREAS, pursuant to the Loan Agreement (a) the Turtle Creek Project Site is the Real Property on which Line 1 and Line 2 are to be situated, as further described in Schedule G (Project Sites) thereunder, (b) the Project is defined to mean the development, design, engineering, procurement, equipping, construction, startup and commissioning, testing, repair, management, maintenance and operation of four (4) large-scale production lines for the manufacturing of Eos Znyth 3 battery units in manufacturing facilities located at the Turtle Creek Project Site for Line 1 and Line 2 and (c) Schedule G (Project Sites) of the Loan Agreement identifies the Borrower's Real Property interests in the Project Sites, which include the Turtle Creek Project Site and the Duquesne Project Site; WHEREAS, notwithstanding anything to the contrary in the Loan Agreement and the Thorn Hill Lease Limited Consent, the Borrower desires to locate Line 2 and other Property related to Line 2 at the Thorn Hill Project Site (the "Thorn Hill Move In") in lieu of the Turtle Creek Project Site; WHEREAS, the Borrower requests DOE’s consent to the Thorn Hill Move In; WHEREAS, subject to the terms and conditions set forth herein, including the delivery of the Security Documents and the Real Property Documents described herein, DOE is willing to consent to the Thorn Hill Move In. NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows: Section 1. Defined Terms. Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Loan Agreement. 1 #100444439v10

2 Section 2. Limited Consent and Waiver. Effective as of the Limited Consent Effective Date, and subject to the terms and conditions contained in this Limited Consent, DOE hereby consents to the Thorn Hill Move In and waives any Default or Event of Default that would otherwise occur under the Loan Agreement solely as a result of Line 2 being located on the Thorn Hill Project Site rather than the Turtle Creek Project Site; provided, however, that this Limited Consent is subject to (a) DOE and the Borrower finalizing the documentation in respect of an amendment to the Loan Agreement, including relevant amended and restated schedules and exhibits, in form and substance acceptable to DOE and ready for execution by the Borrower and DOE, contemplating, inter alia, the location of Line 2 and Property relating to Line 2 in the Thorn Hill Project Site in lieu of the Turtle Creek Project Site and such other amendments related thereto and such other amendments otherwise required by DOE (“Amendment No. 3”), in each case, by the date that is five (5) Business Days prior to the Amendment No. 3 Effective Date Deadline; (b) the delivery to DOE by the Borrower of a duly executed Amendment No. 3 by the earlier of (i) the date of submission of the Advance Request Approval Notice to FFB for the First Advance of Tranche 2 and to become effective on the date of funding of the First Advance of Tranche 2 and (ii) September 12, 2026 ("Amendment No. 3 Effective Date Deadline"), and (c) delivery by the Borrower to DOE of such other documents and information as may be reasonably requested by DOE or the Independent Engineer, by Amendment No. 3 Effective Date Deadline, and this Limited Consent shall cease to be effective if Amendment No. 3 and such other documents and information has not been so finalized and delivered by the required date. Section 3. Conditions Precedent. This Limited Consent shall become effective upon the first date on which each of the following conditions have been satisfied (or waived in writing by DOE) (such date, the "Limited Consent Effective Date"), and the Borrower hereby certifies that each of the conditions set forth in Section 3(d) and (e) below are satisfied as of the Limited Consent Effective Date: (a) This Limited Consent shall have been duly executed and delivered by each of the Parties hereto. (b) The Borrower shall have delivered to DOE and the other Secured Parties an executed legal opinion of Babst Calland, as Pennsylvania counsel to the Borrower Entities, dated as of the date hereof and addressed to the Secured Parties. (c) The Borrower shall have delivered to DOE with respect to the Thorn Hill Project Site: (i) a mortgage over the Borrower’s leasehold interest under the Thorn Hill Lease (the "Thorn Hill Mortgage"), in appropriate form for recording in Official Records of Allegheny County Division of Real Estate Office, Pennsylvania; (ii) a memorandum of the Thorn Hill Lease in appropriate recordable form; (iii) an estoppel certificate from the landlord to the Thorn Hill Lease disclosing no defaults by the Borrower thereunder and otherwise in form acceptable to DOE; (iv) evidence that all easements, rights-of-way, zoning compliances, and other land rights necessary for the Thorn Hill Project Site shall have been obtained and are not subject to any contest, dispute or appeal, including, all easements, rights-of-way, zoning compliances, occupancy permits and other land rights required to be obtained by any Major Project Participant pursuant to the Transaction Documents to which such Major Project Participant is a party or that are necessary for the performance of its obligations under such Transaction Documents (including, if required by

3 DOE, zoning reports or zoning letters from applicable Governmental Authorities); (v) evidence that: (A) no part of the improvements, if any, shall have suffered any significant damage by fire or other casualty which has not been repaired; (B) no condemnation or adverse zoning or usage change proceeding shall have occurred or shall have been threatened against any of the Real Property of the Thorn Hill Project Site; and (C) no part of the improvements (if any) shall be located beyond the boundaries of the area subject to the environmental review under NEPA; (vi) with respect to Borrower’s leasehold interest in the Thorn Hill Project Site, a pro forma policy of title insurance, dated as of the date of DOE’s subsequent consent together with the endorsements required by DOE, in an amount reasonably satisfactory to DOE, issued by the Title Company, in form and substance reasonably acceptable to the Secured Parties (such title proforma, the "Title Pro Forma"), and an irrevocable commitment from the Title Company (such commitment to be in a closing instruction letter in form and substance acceptable to the Secured Parties) to issue an ALTA Mortgage Loan Policy of Title Insurance (Form No. 1056.06 dated 6-17-06) together with all endorsements and affirmative coverages required by DOE, including an ALTA 32.2 or equivalent endorsement for the Project as modified by an ALTA 33 endorsement for the Project, ensuring that the Thorn Hill Mortgage creates a legal, valid and enforceable First Priority Lien on the Borrower’s leasehold interest in the Thorn Hill Project Site, easements and other interests in Real Property created under the Real Property Documents and other interests in real property described in the Thorn Hill Mortgage subject only to Permitted Liens; (vii) a phase I environmental report with respect to the Thorn Hill Project Site in form and substance acceptable to DOE; (viii) either (i) evidence reasonably satisfactory to DOE that the Thorn Hill Project Site is not located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a “special flood hazard area” or (ii) evidence that the Borrower maintains flood insurance in amounts acceptable to DOE; (ix) if the landlord’s interest in the Thorn Hill Project Site is encumbered by a fee mortgage, an executed subordination, non-disturbance and attornment agreement among Borrower, the landlord and the applicable fee mortgagee acceptable to DOE; and (x) true, correct and complete copies of any related material documents requested by DOE. (d) No Default, Event of Default, Event of Force Majeure or Event of Loss shall have occurred and be continuing as of the Limited Consent Effective Date. (e) Each of the representations and warranties made (or deemed to be made) by any Borrower Entity in any Financing Document are true and correct in all material respects (except to the extent any such representation and warranty itself is qualified by “materiality,” “material adverse effect” or a similar qualifier, in which case it is true and correct in all respects) as of such date, except to the extent such representation or warranty is made only as of a specific date or time (in which event such representation or warranty is true and correct as of such date or time). Section 4. Representations and Warranties.

4 The Borrower hereby represents and warrants to and in favor of DOE, on and as of the date hereof, that: (a) it has duly authorized, executed and delivered this Limited Consent, and none of: (a) its execution and delivery hereof, and (b) its consummation of the transactions contemplated hereby nor its compliance with the terms of hereof, in each case, do or will (i) contravene its Organizational Documents or any Applicable Laws or Governmental Approval; (ii) contravene or result in any breach or constitute any default under any Governmental Judgment; (iii) contravene or result in any breach, constitute any default, or result in or require the creation of any Lien upon any property of any Borrower Entity under any Transaction Document or any other agreement or instrument to which any Borrower Entity is a party or by which it or any of its properties may be bound, except for any Permitted Liens; or (iv) require the consent or approval of any Person other than the Required Approvals and any other consents or approvals that have been obtained and are in full force and effect; (b) this Limited Consent is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law); (c) no Default, Event of Default, Event of Force Majeure or Event of Loss has occurred and is continuing or will occur as of the date hereof as a result of the execution, delivery and performance of this Limited Consent; and (d) the Thorn Hill Project Site is not located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a “special flood hazard area”. Section 5. Limited Consent. (a) The Borrower acknowledges and agrees that this Limited Consent is provided in full reliance on the relevant information provided by the Borrower and the Borrower’s representations and warranties herein. (b) Except as expressly provided for herein, the terms and conditions of the Loan Agreement and the other Financing Documents shall continue unchanged and shall remain in full force and effect and are hereby ratified and confirmed. This Limited Consent is limited in effect and shall apply solely to the matters set forth herein and to the extent expressly set forth herein and shall not be deemed or construed as an amendment, waiver or consent of any other matters. Except as expressly provided for herein, nothing herein shall be construed as or deemed to be a waiver or consent by DOE of any past, present or future breach or non-compliance with any terms or provisions contained in any Financing Document, and nothing herein shall abrogate, prejudice, diminish or otherwise affect any powers, rights, remedies or obligations of any Person arising before the date of this Limited Consent. Except as provided for herein, nothing herein shall be deemed to entitle any Borrower Entity to a further consent to, or a further waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement or any other Financing Document in similar or different circumstances. This Limited Consent shall be applicable solely with respect to the matters expressly provided therein and not with respect to any other similar transactions of any of the Parties, and no other amendments, waivers or consents may be construed or implied. Section 6. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of DOE and the other Secured Parties in connection with the preparation, execution, delivery and

5 administration, modification and amendment of this Limited Consent and the other instruments and documents to be delivered hereunder (including, without limitation, the fees and expenses of counsel to any such Person) in accordance with the terms of the Financing Documents. Section 7. Governing Law; Waiver of Jury Trial. (a) THIS LIMITED CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE FEDERAL LAW OF THE UNITED STATES. TO THE EXTENT THAT FEDERAL LAW DOES NOT SPECIFY THE APPROPRIATE RULE OF DECISION FOR A PARTICULAR MATTER AT ISSUE, IT IS THE INTENTION AND AGREEMENT OF THE PARTIES TO THIS LIMITED CONSENT THAT THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAWS PRINCIPLES (EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW)) SHALL BE ADOPTED AS THE GOVERNING FEDERAL RULE OF DECISION. (b) EACH OF THE PARTIES TO THIS LIMITED CONSENT HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY DISPUTE BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS LIMITED CONSENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE BORROWER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR EACH PARTY TO ENTER INTO THIS LIMITED CONSENT AND THE OTHER FINANCING DOCUMENTS. Section 8. Miscellaneous. (a) On and after the Limited Consent Effective Date, this Limited Consent is a Financing Document for all purposes. (b) Sections 11.14 (Submission to Jurisdiction; Etc.) and 11.18 (Counterparts; Electronic Signatures) of the Loan Agreement are hereby incorporated by reference as if fully set forth herein, mutatis mutandis. [NO FURTHER TEXT ON THIS PAGE; SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Limited Consent, all as of the day and year first above mentioned. EOS ENERGY ENTERPRISES, INC. as Borrower By: /s/ Dennis Magulick Name: Dennis Magulick Title: Vice President [Signature Page to Limited Consent (Thorn Hill Move-In)]

U.S. DEPARTMENT OF ENERGY, an agency of the federal government of the United States of America By: /s/ Rupinder Kaur Name: Rupinder Kaur Title: Director, Portfolio Management Division Office of Energy Dominance Financing (EDF) [Signature Page to Limited Consent (Thorn Hill Move-In)]